                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 19, 2002


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      001-14649                 54-1910453
(State or Other Jurisdiction of    (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)



                160 Exeter Drive
              Winchester, Virginia                    22603-8605
    (Address of Principal Executive Offices)          (ZIP Code)



Registrant's telephone number, including area code:  (540) 542-6300


                                 Not Applicable

                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5:  Other Events

       On June 19, 2002, Trex Company, Inc. (the "Company") issued a press release announcing the completion of a refinancing of total indebtedness of $47.6 million outstanding under its existing senior credit facility and various real estate loans. A copy of the Company's June 19, 2002 press release is attached hereto as Exhibit 99 and incorporated herein by reference.

       The Company refinanced this indebtedness from the proceeds of its sale of $40 million principal amount of senior secured notes due June 19, 2009 (the "Senior Secured Notes"), which were issued and sold pursuant to the terms of a Note Purchase Agreement, and borrowings under new real estate loans made pursuant to the terms of a Credit Agreement that have a total principal amount of $12.6 million. The Company also established a new $20 million revolving credit facility pursuant to the terms of the Credit Agreement. Copies of the Note Purchase Agreement, the Credit Agreement and related agreements are attached hereto as Exhibits 10.1 to and 10.5 and are incorporated herein by reference.

       The foregoing description and the description in the June 19, 2002 press release of the refinancing transactions do not purport to be complete and are qualified in their entireties by the exhibits to this Current Report on Form 8-K.

Item 7:   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)      Exhibits.

                   10.1 Note Purchase Agreement, dated as of June 19, 2002, by and among Trex Company, Inc., TREX Company, LLC and the Purchasers listed therein.

                   10.2 Credit Agreement, dated as of June 19, 2002, among TREX Company, LLC, Trex Company, Inc. and Branch Banking and Trust Company of Virginia.

                   10.3 Security Agreement, dated as of June 19, 2002, by and among TREX Company, LLC, Trex Company, Inc. and Branch Banking and Trust Company of Virginia, as collateral agent.

                   10.4     Intercreditor and Collateral Agency
                            Agreement, dated as of June 19, 2002, by and among the Noteholders named in Schedule I therein, Branch Banking and Trust Company of Virginia, and Branch Banking and Trust Company of Virginia, as collateral agent.

                   10.5 Credit Line Deed of Trust, dated June 19, 2002, by and among TREX Company, LLC, as grantor, BB&T-VA Collateral Service Corporation, as trustee, and Branch Banking and Trust Company of Virginia and Branch Banking and Trust Company, as noteholder.

                   99       Press release issued on June 19, 2002.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TREX COMPANY, INC.


Date:     June 25, 2002                /s/ Robert G. Matheny
                                       ----------------------------------
                                       Robert G. Matheny
                                       President